UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

January 9, 2004

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events and Required FD Disclosure

     Today, the Company's CEO issued a bulletin to the Company's employees. See Exhibit 99 for the text of the bulletin.

     Additionally, the Company was notified today by Standard & Poor's Rating Services (S&P) that S&P lowered certain of its ratings on US Airways Group, Inc. and US Airways, Inc., including lowering the corporate credit ratings of both entities to "B-" from "B". US Airways Group and US Airways are required to maintain minimum credit ratings pursuant to applicable credit standards in their regional jet financing commitments. Refer to the Companies' periodic filings with the Securities and Exchange Commission for additional information.

     Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; ongoing market acceptance of the Company's new common stock; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Designation                                               Description
------------                                                  --------------

     99                 Statement from Dave Siegel dated January 9, 2004.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                             US Airways Group, Inc. (REGISTRANT)

Date: January 9, 2004                                           By:   /s/ Anita P. Beier
                                                                              Anita P. Beier
                                                                              Vice President and Controller
                                                                              (Chief Accounting Officer)

                                                                             US Airways, Inc. (REGISTRANT)

Date: January 9, 2004                                            By:   /s/ Anita P. Beier
                                                                              Anita P. Beier
                                                                              Vice President and Controller
                                                                              (Chief Accounting Officer)